CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)

Supplement dated October 7, 2004 to the Prospectus dated December 29, 2003

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

The Trust’s Board of Trustees approved the following:

•	The termination of Julius Baer Investments Ltd.

•	Effective October 6, 2004, the hiring of Pacific Investment Management Company LLC (“PIMCO”) as an investment adviser to International Fixed Income Investments (the “International Fixed Portfolio”). PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

•	The hiring of PIMCO has resulted in the entering into of an investment advisory agreement dated and effective October 6, 2004, between SBFM and PIMCO. Under the terms of the agreement, PIMCO will receive a fee of 0.25%, that is computed daily and paid monthly based on the value of the average net assets of the International Fixed Portfolio allocated to PIMCO. PIMCO is located in Newport Beach, California and utilizes a team management approach. As of June 30, 2004, PIMCO had approximately $391.9 billion in assets under management. 100% of the assets of the International Fixed Portfolio will be allocated to PIMCO to manage.

Shareholders of the International Fixed Portfolio will soon receive an information statement regarding this change.

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